[USAA                       USAA GROWTH & INCOME FUND
EAGLE
LOGO (R)]                SUPPLEMENT DATED MARCH 1, 2006
                            TO THE FUND'S PROSPECTUS
                             DATED DECEMBER 1, 2005

This supplement describes important changes affecting the USAA Growth & Income Fund (Fund). These changes were proposed by USAA Investment Management Company
(IMCO) and approved by the Fund's Board of Directors (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-8181.

NEW INVESTMENT SUBADVISORY ARRANGEMENT

As you may recall, in 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). On February 22, 2006, the Board approved IMCO's proposal to enter into new subadvisory agreements with Loomis, Sayles & Company, L.P. (Loomis Sayles) and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) with respect to the Fund.

Loomis Sayles and BHMS expect to realign the portion of the Fund's assets allocated to each of them to reflect their proprietary investment techniques. As a result, during this transition period, the Fund may experience a higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 1, 2005 IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST PARAGRAPH ON PAGE 2 OF THE PROSPECTUS.

The Fund's primary investment objective is capital growth and its secondary investment objective is current income. The Fund's principal investment strategy is to invest its assets primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE SECOND PARAGRAPH ON PAGE 2 OF THE PROSPECTUS.

We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) to serve as subadvisers of the Fund. Wellington Management, Loomis Sayles, and BHMS are responsible for managing the portion of the Fund's assets attributed to each of them.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST PARAGRAPH ON PAGE 5 OF THE PROSPECTUS.

This may be particularly true for the period prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the Fund's assets, and March 1, 2006, which is the date on which Loomis Sayles and BHMS assumed day-to-day management of the portion of the Fund's assets attributed to them.

DELETE THE LAST  SENTENCE  ON PAGE 7 OF THE  PROSPECTUS,  AND  REPLACE  WITH THE
FOLLOWING:

The Fund's investment in convertible securities will be limited to 5% of the value of the Fund's net assets at the time these securities are purchased.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE CURRENT LANGUAGE UNDER "HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?" ON PAGE 9 OF THE PROSPECTUS.

WELLINGTON MANAGEMENT

Wellington Management will consider purchasing stocks that exhibit the following characteristics:

        |X|  superior market positions

        |X|  positive financial momentum accompanied by strong fundamentals

        |X|  sustainable revenue and earnings growth

        |X|  high-quality management team

        |X|  attractive valuation

Each stock held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches our target valuation.

LOOMIS SAYLES

The Loomis Sayles multi cap growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success, and a shareholder orientation.

The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings, changes in management or management structure; weakening of competitive position, earnings disappointments, aggressive or controversial accounting, and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25 percent from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

BHMS

BHMS' approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of overvaluation.

For additional information about the Fund's investment policies and the types of
securities  in  which  the  Fund's  assets  may  be  invested,   see  ADDITIONAL
INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 33.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST PARAGRAPH ON PAGE 11 OF THE PROSPECTUS.

We have entered into Investment Subadvisory Agreements with Wellington Management, Loomis Sayles, and BHMS, under which Wellington Management, Loomis Sayles, and BHMS provide day-to-day discretionary management of the portion of the Fund's assets attributed to them in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

INSERT THE FOLLOWING INFORMATION AS THE SECOND AND THIRD PARAGRAPHS ON PAGE 12 OF THE PROSPECTUS.

Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of IXIS Asset Management U.S. Group, L.P., which in turn is owned by IXIS Asset Management Group. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of December 31, 2005, managed more than $74.5 billion in client assets.

BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of December 31, 2005, the firm managed more than $55.38 billion in equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

DELETE THE SECOND  PARAGRAPH ON PAGE 12 OF THE  PROSPECTUS  AND REPLACE WITH THE
FOLLOWING:

Wellington Management, Loomis Sayles, and BHMS are compensated directly by IMCO and not by the Fund.

DELETE THE FIRST PARAGRAPH UNDER "PORTFOLIO MANAGERS" ON PAGE 12 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

The Fund uses a multimanager approach with each subadviser managing its assigned portion of the Fund's assets.

WELLINGTON MANAGEMENT

Wellington Management uses a team of investment professionals led by Matthew E. Megargel.

INSERT THE FOLLOWING INFORMATION AFTER THE LAST PARAGRAPH UNDER "PORTFOLIO MANAGERS" ON PAGE 12 OF THE PROSPECTUS.

LOOMIS SAYLES

The Loomis Sayles multi cap growth portfolio management team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group and research from the Loomis Sayles' mid cap growth and small cap growth product teams.

MR. BARIBEAU, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992 and has managed the Fund since March 2006. Education: B.A. in Economics, University of Vermont; M.A. in Economics, University of Maryland. Mr. Baribeau holds the Chartered Financial Analyst (CFA) designation.

MRS. CZEKANSKI, CFA, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995 and has managed the Fund since March 2006. Education: B.A. in Economics, Middlebury College. Mrs. Czekanski holds the Chartered Financial Analyst (CFA) designation.

MR. SKAGGS, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a Portfolio Manager in 1999 and has managed the Fund since March 2006. Education: B.A. and M.S.M. in Economics, Oakland University. Mr. Skaggs holds the Chartered Financial Analyst (CFA) designation.

BHMS

BHMS' all-cap strategy is managed in a team approach by its equity portfolio managers. The lead portfolio managers are Tim Culler and Mark Giambrone.

TIMOTHY J. CULLER, CFA, joined BHMS as a principal in April 1999. He has over 20 years of investment management experience and has managed the Fund since March 2006. Education: B.A. and M.A., Miami University in Ohio. Mr. Culler holds the Chartered Financial Analyst (CFA) designation.

MARK GIAMBRONE, CPA, joined BHMS in December 1998 and became a principal in 2000. He has over 12 years of investment management experience and has managed the Fund since March 2006. Education: B.S. in Accounting, Indiana University; M.B.A., University of Chicago.

JAMES P. BARROW, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since July 2004. Education: B.S., University of South Carolina.

RICHARD A. ENGLANDER, CFA, joined BHMS as a principal in April 1985. He has over 42 years of investment management experience and has managed the Fund since March 2006. Education: B.S., Pennsylvania State University; M.B.A., the Wharton School of the University of Pennsylvania. Mr. Englander holds the Chartered Financial Analyst (CFA) designation.

RAY NIXON, JR., joined BHMS as a principal in June 1994. He has over 28 years of investment management experience and has managed the Fund since July 2004. Mr. Nixon is a member of the Board of the Presbyterian Healthcare Foundation, the Board of the Salvation Army, and the Strategic Advisory Board of the CFA Society of Dallas/Fort Worth. Education: B.A. and M.B.A., University of Texas.

ROBERT J. CHAMBERS, CFA, joined BHMS as a principal in August 1994. He has over 33 years of investment management experience and has managed the Fund since July 2004. Education: B.S. in Finance, Drexel University. Mr. Chambers holds the Chartered Financial Analyst (CFA) designation.



                                    * * * * *
                                                                      53566-0306

[USAA                        USAA MUTUAL FUND, INC.
EAGLE                    SUPPLEMENT DATED MARCH 1, 2006
LOGO (R)]          TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2005



INSERT THE FOLLOWING INFORMATION AS THE FIFTH SENTENCE UNDER THE SECOND PARAGRAPH UNDER "SUBADVISORY AGREEMENTS" ON PAGE 41.

The Subadvisory Agreements for the Growth & Income Fund with respect to Loomis, Sayles & Company, L.P. (Loomis Sayles) and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) will remain in effect until February 28, 2008.

DELETE THE FIRST FULL PARAGRAPH AND THE SIXTH AND SEVENTH PARAGRAPHS UNDER "SUBADVISORY AGREEMENTS" ON PAGE 42 AND REPLACE WITH THE FOLLOWING INFORMATION.

         For the Growth & Income Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management), Loomis Sayles and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS).

         The Manager (not the Fund) pays Wellington Management a fee in an annual amount of 0.20% of the portion of the Fund's average daily net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% through June 30, 2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of certain USAA Funds' assets investable in U.S. stocks to Wellington Management. The Manager has allocated less than 100% of these Funds' assets investable in U.S. stocks to Wellington Management, so Wellington Management may terminate this waiver at any time. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 86 partners, all of whom are active members of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina.

         The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages.

         The Manager (not the Fund) pays BHMS a fee based on the aggregate net assets that BHMS manages in the Balanced Strategy Fund, Value Fund, and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of December 31, 2005, the firm managed more than $55.38 billion in equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

         For the Capital Growth Fund, the Manager has entered into a Subadvisory Agreement with Batterymarch. The Manager (not the Fund) pays Batterymarch a fee based on the aggregate net assets that Batterymarch manages in the Cornerstone Strategy Fund and the Capital Growth Fund in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million of the Fund's average daily net assets that Batterymarch manages.

         For the Value Fund, the Manager has entered into a Subadvisory Agreement with BHMS. The Manager (not the Fund) pays BHMS a fee based on the aggregate net assets that BHMS manages in the Balanced Strategy Fund, Value Fund, and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion.



                                                                      53568-0306